Exhibit 99.2

TESORO

# LOS ANGELES REFINERY CALCINER OPERATIONS

## 2013 MARKED A MAJOR RE-INVESTMENT BACK INTO PLANT:

- WHB Radiant and Convection Section Replacement
- 140 ft of kiln refractory replaced
- Pyroscrubber roof replacement
- FGD Controls Upgrade
- Lime Slurry piping upgrade
- 10-yr major on turbine

**FUN FACT**

The kiln rotates at ~2.4 revolutions/min. If it was allowed to roll for a year, it could have covered the distance between LA and San Francisco 30 times!



- Produce 325-350 kMT/yr of Calcined Coke
- Produce 35MW of power recovered from waste heat
- Green coke is heated to 2400 deg F in a 270 ft by 13.5 ft diameter refractory lined rotary kiln


Stack
Scrubber
Waste Heat Boiler
Rotating Kiln
Green Coke
Calcined Coke
Conveyor
Ash
Calcined Coke Silo
Green Coke Storage
LAR
Storage Port of LA
Train to N.W.
Ship to Australia, Brazil

- Calcined coke is used in the production of aluminum
- Every ton of aluminum produced requires 0.45 tons of calcined coke
- World demand for aluminum is expected to double in the next 15 years
- Calcined Coke customers include Rio Tinto, Alcoa, BHP, and Albras




SAFETY
QUALITY
CELEBRATING THIRTY YEARS
1982
30
95%
2012
RELIABILITY
bp TEAMWORK MM
WILMINGTON CALCINER

**FUN FACT**

In an average year, the amount of aluminum produced by Wilmington Calciner coke is enough to make nearly 67 billion soda cans. If every Californian drank one can of soda per day, it would take over 5 years to finish every can!

**CALCINER STAFF**

**48 Total Employees**

**28 USW Represented**

- 20 Operators
- 8 Maint/I&E Technicians

¡ ¢ £ ¤ ¥ ¦ ¡ ¦ ¢ ¢ ¡ ¡ ¤ ¢ ¡ ¡ § ¢ ¡ ¡ ¥ ¢ ¡ ¡ ¨ ¢ ¡ ¦ ¡ ¢ ¡ ¦ ¦ ¢ ¡ ¦ ¢ ¢ ¡ ¦ © ¢ ¡ ¦ £ ª  ® ¯ ° ± ² ³ ´ µ ¶ ² · ¸ ¹ º » ³ · ¼ ½ ﬀ ¹ WATSON COGEN COMPANY • Charter: provide reliable steam • Commercial Date: April 6, 1988 • Largest thermally matched cogen on West Coast • Supplies 80% of steam used at Carson • 65% of total output used on site • Total power enough for 400,000 homes • Steam output can drive Queen Mary at full speed • 20 acres of land • 65 employees • 12 Patents SAFETY Year 1 2 3 4 5 6 Scope CI CI HGP CI CI Major AVAILABILITY & RELIABILITY ﬁ ﬂ ﬂ ﬃ ﬁ ﬂ ﬂ Â ﬁ ﬂ ﬂ ﬁ ﬂ ﬂ ! ﬁ ﬂ " ﬂ ﬁ ﬂ " " ﬁ ﬂ " ﬁ ﬁ ﬂ " # ﬁ ﬂ " $ % & ' ( ) * + * , - ( ' . / 0 1 2 3 4 5 2 3 6 5 7 8 9 : ; < 2 1 = 3 < ; > 8 = 3 < ; > 8 ? @ A B C 5 D E 3 F E D E < 1 G H I J K G G I L K G G I L K M 4 3 E D 3 F E D E < 1 G N I G K G O I N K G P I J K Q < E D E R 3 < E > 8 S T I O K G O I N K G P I J K

# THE LOS ANGELES REFINERY

TESORO

| | |
|---|---|
| 1 | WILMINGTON WHARF |
| 2 | WILMINGTON PLANT |
| 3 | CARSON WHARF |
| 4 | CARSON PLANT |


3
1
2
4

- Largest refinery west of the Rockies
- Produces >20% of gasoline for CA
- 1450 employees
- Covers 1000 acres in three cities

- 363 KBPD crude input
- 90 KB coking
- 130 KB FCC
- 90 KB hydrocracking
- 200 MMSCF H2

**SOLOMON QUARTILES**

- Utilization: 1st
- Energy Efficiency: 2nd
- Maintenance Cost: 4th
- Total Cash Cost: 4th


RECORDABLE INCIDENT RATE
0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
0.23
0.26
0.33
0.22
0.17
2010
2011
2012
2013
2014 YTD


API TIER 1&2 RATE
API Tier 2
API Tier 1
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
0.33
0.26
0.24
0.18
0.06
2010
2011
2012
2013
2014 (05/31/14)

# Southern California Multi-Branded Portfolio

**85%**
Southern California Branded Sales as a Percentage of LAR Gasoline Production

- **2007** – Shell and USA Acquisitions
- **2010** – Shell PAR Expansion
- **2012** – Thrifty and SVU Acquisitions
- **2013** – ARCO/ampm Acquisition
- **2014** – Multi-media advertising campaign

| Brand | Sites[1] | MBPD[2] | Channel Mix | Brand Attributes[3] |
|---|---|---|---|---|
| ARCO / ampm | 760 | 130 | 100% Branded Jobber/Dealer | • #1 Brand in California<br>• Strong convenience store offer with *ampm* franchise<br>• Well-established competitive pricing position<br>• Secured Top-Tier® designation for ARCO fuel |
| Shell | 318 | 44 | 40% Co-Op<br>60% Branded Jobber/Dealer | • #1 Preferred brand in North America<br>• Nationwide credit card program<br>• Leader in loyalty program alliances<br>• Access to use Shell V-Power additives |
| USA Gasoline | 266 | 28 | 100% Co-Op | • Efficiently drives merchandise categories and offers<br>• Value brand alternative to secure offtake<br>• 45-year market presence in Southern California |







1 Source: Tesoro station count as of 5/31/14
2 Source: Tesoro average run rate
3 Source : NPD & Tesoro